Exhibit 32.1

Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350, as adopted).

I, Lisa Harper, Chairman and Chief Executive Officer of Hot Topic, Inc., certify that:

1. I have reviewed this annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this annual report.

Date: March 22, 2013

/S/ LISA HARPER
Lisa Harper
Chairman and Chief Executive Officer
(Principal Executive Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.

I, George Wehlitz, Jr., Chief Financial Officer of Hot Topic, Inc., certify that:

1. I have reviewed this annual report on Form 10-K of Hot Topic, Inc.;

2. Based on my knowledge, this annual report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934, as amended; and

3. Based on my knowledge, the financial statements, and other information included in this annual report, fairly present in all material respects the financial condition and results of operations of the registrant as of, and for, the periods presented in this annual report.

Date: March 22, 2013

/S/ George Wehlitz, Jr.
George Wehlitz, Jr.
Chief Financial Officer
(Principal Financial Officer
and Principal Accounting Officer)

A signed original of this written statement required by Section 906 has been provided to Hot Topic, Inc. and will be retained by Hot Topic, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

This certification “accompanies” the Form 10-K, is not deemed filed with the SEC and is not to be incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (whether made before or after the date of the Form 10-K), irrespective of any general incorporation language contained in such filing.